UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-3421

The Prudential Variable Contract Account 10

(Exact name of registrant as specified in charter)

Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102
(Address of principal executive offices)

Jonathan D. Shain

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:     973-802-6469

Date of fiscal year end:     12/31/03

Date of reporting period:     12/31/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Prudential MEDLEY Program

Annual Report to Participants

December 31, 2003

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777 A Prudential Financial company

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program and current performance results. The performance results show historical investment performance after the deduction of investment management fees, investment-related expenses, and any product charges, including the maximum possible withdrawal charges.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ, 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2003, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

The Prudential MEDLEY Program	| Annual Report | December 31, 2003

Letter to Participants

VCA-10 CAPITAL GROWTH ACCOUNT
Financial Statements
VCA-11 MONEY MARKET ACCOUNT
Financial Statements
VCA-24 THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Stock Index Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your life variable insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential MEDLEY Program	| Annual Report | December 31, 2003

Letter to Participants

CHAIRMAN

DAVID R.ODENATH, JR

■ DEAR PARTICIPANTS,

The past year presented a welcome change for equity investors. Several years of corporate belt-tightening paid off in a swift upswing in profits when economic growth picked up. Stock prices rose in anticipation of further profitability improvements in 2004. The gradual economic acceleration raised no fears of inflation or industrial bottlenecks, so interest rates stayed low. As a result, bondholders also had a good year.

Despite this good news, the industry faces a number of challenges. Market timing and late trading have been the subject of attention by the regulators and investment management industry. Please be assured that Prudential Financial takes these issues very seriously. We are committed to protecting the interests of our contract holders.

In general, investors should expect both good and bad markets within any extended time span. Good financial planning takes this into account by diversifying your portfolio with an asset allocation strategy that is appropriate for your stage in life and your tolerance for the possibility of loss.

A financial professional can help you create a complete picture of the potential demands on your resources. Financial professionals are familiar with the long-term returns and historical volatility of various asset classes. Together, you and your financial professional can plan an investment program that takes into account your reasons for investing, the time you have to reach your goals, and the amount of risk you feel comfortable assuming.

Thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.

Chairman,

The Prudential Series Fund, Inc.	January 30, 2004

The Prudential MEDLEY Program	| Annual Report | December 31, 2003

VCA-10 Capital Growth Account

MANAGED BY: JENNISON ASSOCIATES LLC

We believe the trends that drove performance in 2003 (described below) remain in place, and we are well positioned to benefit from them. Besides these themes, we also see potential opportunities in areas that we feel have been relatively neglected by the market (such as large-cap pharmaceuticals), where improving fundamentals may not be fully reflected by stock prices. In addition, we are gradually adding to a number of traditionally value-oriented stocks, which have lagged the current rally but continue to generate strong free cash flow and attractive dividend yields.

PERFORMANCE SUMMARY

Average Annual Total Returns (%)	Six Month[4]	1-Year	3-Year	5-Year	10-Year
Capital Growth Acct. (VCA-10)[1]	19.79	34.93	-2.35	0.21	7.41
S&P 500 Index[2]	15.14	28.67	-4.05	-0.57	11.06
Lipper (VIP) Multi-Cap Value Funds Avg.[3]	16.70	31.55	1.07	3.93	8.11

Capital Growth Account inception date: 8/82.

The VCA-10 Capital Growth Account returned 34.93% in 2003, while the S&P 500 Index rose 28.67% and the Lipper (VIP) Multi-Cap Value Funds Average was 31.55%.

PERFORMANCE REVIEW

The year began with investor attention focused on the looming conflict in the Middle East. Equity markets struggled under this cautious sentiment but turned up strongly as the surprisingly quick campaign in Iraq removed some uncertainties from investors’ minds. The Account produced impressive gains in this environment, outperforming the S&P 500 Index and its Lipper peer group average by sizable margins. Three secular trends had material impacts on the Account:

A new bull market in commodities. The Account’s greatest source of relative outperformance against the S&P 500 Index came from stock selection in the materials sector. Our bottom-up analysis in this area pointed us towards the resource/extraction companies (as opposed to the processing companies), which we felt had the greater inherent leverage to benefit from rising prices.

Emerging signs of new technology spending cycle. Technology stocks, particularly the cyclically sensitive semiconductor stocks, were strong absolute and relative performers this year. The conclusion of major combat in Iraq alleviated some of the market’s bearish sentiments and investors became more willing to discount semiconductor stocks’ potential for strong cyclical earnings growth. We were able to gain relative outperformance in this area through prudent selection and timely purchases during the earlier market downturn, when we felt market pessimism was excessive.

Constrained energy supply. Natural gas inventory remained at record low levels in 2003, while declining hydrocarbon basins of the major oil companies continued to exert upward pressure on prices. Despite the fundamental situation unfolding closely to our expectations (low inventory, healthy demand, high energy prices, increased drilling rig count), the Account’s energy holdings trailed the overall market in 2003, and were a source of relative underperformance. However, we believe supply will remain constrained and our energy holdings should be relative outperformers going forward.

$10,000 INVESTED OVER 10 YEARS

[1]	The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance is not indicative of future returns.

Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

[2]	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.
[3]	The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment of certain portfolio’s underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.
[4]	Six-month returns are not annualized.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2003

LONG-TERM INVESTMENTS — 97.2%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.8%
Lockheed Martin Corp.	66,000	$3,392,400
Northrop Grumman Corp.	43,600	4,168,160

		7,560,560

Biotechnology — 2.9%
Amgen, Inc.(a)	53,400	3,300,120
Gilead Sciences, Inc.(a)	48,000	2,790,720
MedImmune, Inc.(a)	66,600	1,691,640

		7,782,480

Capital Markets — 2.0%
Goldman Sachs Group, Inc. (The)	26,100	2,576,853
Merrill Lynch & Co., Inc.	50,600	2,967,690

		5,544,543

Chemicals — 1.3%
Agrium, Inc.	209,300	3,445,078

Commercial Banks — 1.0%
Bank One Corp.	61,600	2,808,344

Commercial Services & Supplies — 1.1%
Cendant Corp.(a)	133,600	2,975,272

Communications Equipment — 1.7%
Cisco Systems, Inc.(a)	133,900	3,252,431
Motorola, Inc.	42,500	597,975
Nokia Oyi ADR (Finland)	47,400	805,800

		4,656,206

Computers & Peripherals — 2.8%
Hewlett-Packard Co.	150,530	3,457,674
International Business Machines Corp.	44,100	4,087,188

		7,544,862

Consumer Finance — 2.0%
American Express Co.	114,500	5,522,335

Containers & Packaging — 1.6%
Temple-Inland, Inc.	66,900	4,192,623

Diversified Financial Services — 1.5%
Citigroup, Inc.	82,430	4,001,152

Diversified Telecommunication Services — 1.3%
SBC Communications, Inc.	138,400	3,608,088

Electric Utilities — 3.1%
Exelon Corp.	41,200	2,734,032
FirstEnergy Corp.	111,500	3,924,800
TXU Corp.	71,100	1,686,492

		8,345,324

Electrical Equipment
Carbide/Graphite Group, Inc. (The)(a)	323,100	32

Electronic Equipment & Instruments — 1.7%
Agilent Technologies, Inc.(a)	153,800	4,497,112

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Energy Equipment & Services — 5.7%
BJ Services Co.(a)	114,700	$4,117,730
ENSCO International, Inc.	94,800	2,575,716
Schlumberger Ltd.	46,800	2,560,896
Smith International, Inc.(a)	61,800	2,565,936
Weatherford International Ltd. ADR (Bermuda)(a)	99,000	3,564,000

		15,384,278

Food & Staples Retailing — 2.7%
Costco Wholesale Corp.(a)	72,400	2,691,832
Wal-Mart Stores, Inc	84,500	4,482,725

		7,174,557

Gas & Utilities — 1.0%
Sempra Energy	87,200	2,621,232

Health Care Equipment & Supplies — 1.0%
Medtronic, Inc.	53,600	2,605,496

Health Care Providers & Services — 1.7%
Caremark Rx, Inc.(a)	101,500	2,570,995
Laboratory Corp. of America Holdings, Inc.(a)	56,200	2,076,590

		4,647,585

Hotels Restaurants & Leisure — 2.6%
Brinker International, Inc.(a)	56,600	1,876,856
Marriott International, Inc.—Cl. A	28,900	1,335,180
Wendy's International, Inc.	95,000	3,727,800

		6,939,836

Industrial Conglomerates — 5.7%
Companhia Vale do Rio Doce ADR (Brazil)(a)	126,200	7,382,700
3M Co.	41,200	3,503,236
Tyco International Ltd. (Bermuda)	169,200	4,483,800

		15,369,736

Insurance — 3.1%
Loews Corp.	97,100	4,801,595
XL Capital Ltd.—Cl. A (Bermuda)	47,714	3,700,221

		8,501,816

Internet & Catalog Retail — 1.0%
InterActiveCorp.(a)	78,700	2,670,291

Media — 4.5%
Clear Channel Communications, Inc.	53,700	2,514,771
Hughes Electronics Corp.(a)	163,161	2,700,322
Univision Communications, Inc.— Cl. A(a)	37,900	1,504,251
Viacom, Inc.—Cl. B	124,000	5,503,120

		12,222,464

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Metals & Mining — 7.3%
Alcoa, Inc.	111,400	$4,233,200
Alumina Ltd. ADR(a)	153,700	3,081,685
Barrick Gold Corp.	61,600	1,398,936
Freeport-McMoRan Cooper & Gold, Inc.—Cl. B(a)	172,100	7,250,573
Newmont Mining Corp.	78,600	3,820,746

		19,785,140

Multi-Utilities & Unregulated Power — 1.1%
Constellation Energy Group, Inc.(a)	73,500	2,878,260

Office Electronics — 1.7%
Xerox Corp.(a)	339,700	4,687,860

Oil & Gas — 5.7%
Apache Corp.	34,145	2,769,160
Nexen, Inc.	39,400	1,422,734
Suncor Energy, Inc. (Canada)	208,400	5,222,504
Total Fina Elf S.A. ADR (France)(a)	65,700	6,077,907

		15,492,305

Personal Products — 1.1%
Avon Products, Inc.	45,000	3,037,050

Pharmaceuticals — 11.4%
Allergan, Inc.	32,800	2,519,368
AstraZeneca PLC ADR (United Kingdom)	60,700	2,936,666
Forest Laboratories, Inc.(a)	21,500	1,328,700
Novartis AG ADR (Netherlands)(a)	70,900	3,253,601
Pfizer, Inc.	225,840	7,978,927
Roche Holdings Ltd. ADR (Switzerland)(a)	38,200	3,829,550
Sepracor, Inc.(a)	87,700	2,098,661
Teva Pharmaceutical Industries Ltd. ADR (Israel)	63,400	3,595,414
Wyeth	75,800	3,217,710

		30,758,597

Semiconductors & Semiconductor Equipment — 5.6%
Altera Corp.(a)	116,200	2,637,740
Intel Corp.	169,700	5,464,340
KLA-Tencor Corp.(a)	46,600	2,734,022
Texas Instruments, Inc.	150,800	4,430,504

		15,266,606

Software — 3.6%
Electronic Arts, Inc.(a)	30,000	1,433,400
Microsoft Corp.(a)	246,800	6,796,872
SAP AG ADR (Germany)(a)	34,000	1,413,040

		9,643,312

Specialty Retail — 0.3%
CarMax, Inc.(a)	24,500	757,785

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Tobacco — 2.2%
Altria Group, Inc.	108,500	$5,904,570

Wireless Telecommunication Services — 1.4%
Vodafone Group PLC ADR (United Kingdom)(a)	147,600	3,695,904

TOTAL COMMON STOCKS		262,528,691

PREFERRED STOCK
Media
News Corp. Ltd.	—(b)	4

TOTAL LONG-TERM INVESTMENTS (Cost: $208,019,823)		262,528,695

SHORT-TERM INVESTMENTS — 2.1%
MUTUAL FUND
Prudential Core Investment Fund- Taxable Money Market Series (Cost $5,625,766; Note 4)	5,625,766	5,625,766

TOTAL INVESTMENTS — 99.3%
(Cost $213,645,589)		268,154,461

OTHER ASSETS, LESS LIABILITIES — 0.7%
Cash		11,020
Receivable for Investments Sold		3,131,070
Receivable for Pending Capital Transactions		37,897
Dividends and Interest Receivable		258,455
Payable for Pending Capital Transactions		(1,501,708)

OTHER ASSETS		1,936,734

NET ASSETS — 100%		$270,091,195

NET ASSETS, representing:
Equity of Participants — 39,109,361 Accumulation Units at an Accumulation Unit Value of $6.8675		268,582,165
Equity of The Prudential Insurance Company of America		1,509,030

		$270,091,195

The following abbreviations are used in portfolio descriptions:

ADR    American Depository Receipt

(a)	Non-income producing security.

(b)	The actual number of shares is less than 0.5.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $63,566 foreign withholding tax)	$3,340,985

EXPENSES
Fees Charged to Participants for Investment Management Fee	574,374
Fees Charged to Participants for Administrative Expenses	1,726,021

Total Expenses .	2,300,395

NET INVESTMENT INCOME	1,040,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investment Transactions	(4,381,884)
Net Change in Unrealized Appreciation (Depreciation) on Investments	74,527,657

NET GAIN ON INVESTMENTS	70,145,773

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,186,363

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

NET OPERATIONS
Net Investment Income	$1,040,590	$856,673
Net Realized Loss on Investments	(4,381,884)	(29,680,604)
Net Change In Unrealized Appreciation (Depreciation) on Investments	74,527,657	(40,379,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,186,363	(69,203,603)

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	15,465,366	30,559,536
Withdrawals and Transfers Out	(29,568,959)	(43,136,251)
Annual Account Charges Deducted from Participants’ Accounts	(55,192)	(67,418)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(14,158,785)	(12,644,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	123,757	(69,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,151,335	(81,917,447)

NET ASSETS
Beginning of year	212,939,860	294,857,307

End of year	$270,091,195	$212,939,860

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2003	2002	2001	2000	1999

Investment Income	$.0827	$.0760	$.0963	$.1108	$.1232

Expenses
Investment management fee	(.0142)	(.0143)	(.0172)	(.0173)	(.0172)
Administrative expenses	(.0424)	(.0429)	(.0511)	(.0515)	(.0513)

Net Investment Income	.0261	.0188	.0280	.0420	.0547

Capital Changes
Net realized gain (loss) on investments	(.0999)	(.6619)	(.5812)	.4789	.2537
Net change in unrealized appreciation (depreciation) on investments	1.8517	(.8691)	(.2203)	.0322	(.2814)

Net Increase (Decrease) in Accumulation Unit Value	1.7779	(1.5122)	(.7735)	.5531	.0270

Accumulation Unit Value
Beginning of year	5.0896	6.6018	7.3753	6.8222	6.7952
End of year	$6.8675	$5.0896	$6.6018	$7.3753	$6.8222

Total Return**	34.93%	(22.91)%	(10.49)%	8.10%	.40%

Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of Net Investment Income To Average Net Assets***	.45%	.33%	.40%	.60%	.79%

Portfolio Turnover Rate	63%	70%	79%	77%	82%

Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	39,109	41,632	44,444	50,430	63,330

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee members approved fair valuation procedures. Investments in mutual funds are valued at their net asset value.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Options:    The Account may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Account currently owns or intends to purchase. The Account’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Account purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Account writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Account realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Account has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Account, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Account bears the market risk of an unfavorable change in the price of the security underlying the written option. The Account, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Net Assets.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For years ended December 31, 2003 and December 31, 2002, Prudential has advised the Account that it has received deferred sales charges of $1,575 and $4,859 respectively, imposed upon certain withdrawals from the Account.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $138,666,601 and $148,236,519, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the Account earned $75,198, from the Series by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2003 and December 31, 2002, respectively, are as follows:

	Year Ended December 31,
	2003	2002

Units issued	2,704,350	5,036,931

Units redeemed	(5,227,222)	(7,848,881)

Net decrease	(2,522,872)	(2,811,950)

Note 6:	Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2003, $767,325 in participant loans were withdrawn from VCA-10 and $427,752 of principal and interest was repaid to VCA-10. For the year ended December 31, 2002, $1,017,654 in participant loans were withdrawn from VCA-10 and $494,468 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2003, Prudential has advised the Account that it received $10,154 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT AUDITORS

TO THE COMMITTEE AND PARTICIPANTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account-10 of The Prudential Insurance Company of America (the “Account”) at December 31, 2003, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2004

Supplemental Proxy Information (Unaudited)

A special meeting of the Account’s shareholders was held on September 30, 2003. At such meeting the shareholders approved the following proposals:

1*  To approve the election of ten (10) Committee Members, as follows:

David E.A. Carson

Robert E. La Blanc

Robert F. Gunia

Douglas H. McCorkindale

Stephen P. Munn**

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen Stoneburn

Clay T. Whitehead

The results of the proxy solicitation on the preceding matter were:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	14,375,928	—	1,162,923	—
Robert E. La Blanc	14,357,282	—	1,181,569	—
Robert F. Gunia	14,379,920	—	1,158,931	—
Stephen P. Munn**	14,381,238	—	1,157,613	—
Douglas H. McCorkindale	14,354,639	—	1,184,212	—
Richard A. Redeker	14,381,847	—	1,157,004	—
Judy A. Rice	14,377,453	—	1,161,398	—
Robin B. Smith	14,353,758	—	1,185,093	—
Stephen Stoneburn	14,381,510	—	1,157,341	—
Clay T. Whitehead	14,359,647	—	1,179,204	—

2A	To approve changes to fundamental investment restrictions or policies, relating to: diversification.

Votes For	Votes Against	Abstentions
13,832,379	744,003	962,469

2B	To approve changes to fundamental investment restrictions or policies, relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions
13,537,723	944,731	1,056,397

2C	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate

Votes For	Votes Against	Abstentions
13,613,553	864,635	1,060,663

2D	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions
13,308,761	1,148,741	1,081,348

2E	To approve changes to fundamental investment restrictions or policies, relating to: industry concentration.

Votes For	Votes Against	Abstentions
13,526,282	942,657	1,069,912

2F	To approve changes to fundamental investment restrictions or policies, relating to: acting as underwriter.

Votes For	Votes Against	Abstentions
13,500,135	890,261	1,148,455

2G	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

Votes For	Votes Against	Abstentions
13,329,513	1,137,515	1,071,823

2H	To approve changes to fundamental investment restrictions or policies, relating to: investing to excise control.

Votes For	Votes Against	Abstentions
13,464,664	873,399	1,200,788

*	Approved.
**	Mr. Munn ceased being a Member effective November 30, 2003.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2003

SHORT-TERM INVESTMENTS — 99.8%	Principal Amount (000)	Value (Note 2)
Certificates of Deposit – U.S. — 3.8%
Wells Fargo Financial, Inc.,
1.05%, 1/30/2004	$3,000	$2,999,988

Certificates of Deposit – Yankee — 2.4%
Rabobank Nederland N.V.,
1.23%, 10/1/2004	900	898,832
Royal Bank of Canada PLC (The),
1.15%, 1/7/2005	1,000	1,000,000

		1,898,832

Commercial Paper – U.S. — 33.3%
Barclay’s Bank U.S. Funding, LLC,
1.11%, 3/9/2004	2,600	2,593,247
Edison Asset Securitization LLC,
1.15%, 2/18/2004	1,200	1,196,700
Falcon Asset Securitization Corp.,
1.16%, 2/3/2004	3,000	2,996,425
General Electric Capital Corp.,
1.13%, 2/17/2004	1,000	997,281
Long Lane Master Trust,
1.12%, 1/20/2004	1,000	998,911
1.15%, 2/20/2004	491	489,668
1.15%, 2/20/2004	1,077	1,073,945
Merrill Lynch & Co., Inc.,
1.33%, 1/14/2004	1,000	1,000,071
New Center Asset Trust,
1.15%, 2/25/2004	1,000	997,892
Paccar Financial Corp.,
1.14%, 2/3/2004	1,000	992,070
Prudential PLC,
1.11%, 3/10/2004	3,975	3,964,168
Thunder Bay Funding Corp.,
1.12%, 1/15/2004	3,308	3,305,633
Triple A Funding One Corp.,
1.13%, 1/30/2004	1,008	1,006,576
Tulip Funding Corp.,
1.13%, 2/26/2004	3,739	3,729,728
Westpac Capital Corp.,
1.11%, 3/24/2004	1,000	996,745

		26,339,060

Commercial Paper – Yankee — 22.9%
Amsterdam Funding Corp.,
1.16%, 2/5/2004	1,050	1,048,866
ANZ (Delaware) Inc.,
1.14%, 2/5/2004	3,400	3,394,702
Banque et Caisse d’Epargne de l”Etat,
1.13%, 2/17/04	1,060	1,057,700
CBA (Delaware) Finance, Inc.,
1.09%, 1/20/2004	2,500	2,497,785
1.09%, 1/27/2004	1,011	1,009,888
Danske Corp.,
1.09%, 1/21/2004	2,695	2,692,035
1.14%, 2/9/2004	1,056	1,054,744

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Commercial Paper – Yankee (cont’d)
HBOS Treasury Services PLC,
1.13%, 2/24/2004	$3,300	$3,292,135
Nyala Funding Corp.,
1.13%, 2/18/2004	1,000	997,036
Spintab AB,
1.14%, 2/9/2004	1,000	998,800

		18,043,691

Other Corporate Obligations – U.S. — 13.8%
American Express Credit Corp., M.T.N.,
1.20%, 1/4/2005	1,000	1,000,000
Associates Corp. of North America, M.T.N.,
5.80%, 4/20/2004	1,194	1,209,668
General Electric Capital Life Assurance Co., M.T.N.,
1.23%, 7/22/2004	1,000	1,000,000
General Electric Capital Corp., M.T.N.,
1.25%, 1/7/05	1,000	1,000,000
Goldman, Sachs & Co., M.T.N.,
1.31%, 1/11/2005	1,000	1,001,321
JPMorgan, M.T.N.,
5.75%, 2/25/2004	694	698,447
Merrill Lynch & Co., Inc., M.T.N.,
1.30%, 1/10/2005	1,000	1,000,000
Metropolitan Life Insurance Co., M.T.N.,
1.26%, 10/3/2004	1,000	1,000,000
Morgan Stanley Dean Witter, M.T.N.,
1.28%, 1/14/2005	2,000	2,000,000
Pacific Life Insurance Co., M.T.N.,
1.29%, 1/15/05	1,000	1,000,000

		10,909,436

U.S. Government Agencies – 18.4%
Federal Home Loan Banks, Notes,
6.75%, 4/5/2004	200	202,810
7.125%, 5/14/2004	150	153,184
4.875%, 5/14/2004	200	202,614
1.25%, 7/2/2004	3,000	3,000,000
5.25%, 2/13/2004	500	502,378
Federal Home Loan Mortgage Corp., M.T.N.,
6.485%, 6/24/2004	200	204,931
1.43%, 9/3/2004	2,000	2,000,000
1.52%, 12/24/2004	1,000	1,000,000
Federal National Mortgage Association, Notes,
5.125%, 2/13/2004	970	974,498
4.75%, 3/15/2004	1,850	1,863,295
1.30%, 8/31/2004	2,000	2,000,000
1.47%, 9/22/2004	1,000	1,000,000
1.55%, 11/17/2004	1,000	1,000,000
1.65%, 12/30/2004	400	400,000

		14,503,710

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Repurchase Agreement(a) — 5.2%
UBS Warburg LLC,
1.00%, dated 12/31/03, due 1/5/04 in the
amount of $4,139,575 (cost $4,139,000;
the value of the collateral including
accrued interest was $4,223,456)	$4,139	$4,139,000

TOTAL INVESTMENTS
(Cost: $78,833,717)		78,833,717

OTHER ASSETS, LESS LIABILITIES — 0.2%
Cash		43,741
Interest Receivable		166,591
Payable for Pending Capital Transactions		(26,651)

OTHER ASSETS IN EXCESS OF LIABILITIES		183,681

Net Assets — 100%		$79,017,398

Net Assets, representing:
Equity of Participants —
26,594,359 Accumulation Units at an Accumulation Unit Value of $2.9434		78,279,042
Equity of The Prudential Insurance Company of America		738,356

		$79,017,398

The following abbreviations are used in portfolio descriptions:

M.T.N.	Medium Term Notes

(a)	Repurchase agreements are collateralized by federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$1,076,663
Realized Loss on Investment Transactions	(36)

Total	1,076,627

EXPENSES
Fees Charged to Participants for Investment Management Services	207,798
Fees Charged to Participants for Administrative Expenses	624,301

Total Expenses	832,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$244,528

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$244,528	$948,500

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	22,781,406	43,340,549
Withdrawals and Transfers Out	(33,118,598)	(35,415,078)
Annual Account Charges Deducted from Participants’ Accounts	(50,892)	(63,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(10,388,084)	7,861,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(9,788)	11,418

TOTAL INCREASE (DECREASE) IN NET ASSETS.	(10,153,344)	8,821,498

NET ASSETS
Beginning of year	89,170,742	80,349,244

End of year	$79,017,398	$89,170,742

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2003	2002	2001	2000	1999

Investment Income	$.0374	$.0566	$.1255	$.1772	$.1378

Expenses
Investment management fee	(.0073)	(.0072)	(.0072)	(.0068)	(.0065)
Administrative expenses	(.0220)	(.0218)	(.0214)	(.0204)	(.0194)

Net Increase in Accumulation Unit Value	.0081	.0276	.0969	.1500	.1119

Accumulation Unit Value
Beginning of year	2.9353	2.9077	2.8108	2.6608	2.5489
End of year	$2.9434	$2.9353	$2.9077	$2.8108	$2.6608

Total Return**	0.28%	0.95%	3.45%	5.63%	4.39%

Ratio Of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	.99%

Ratio Of Net Investment Income To Average Net Assets***	0.28%	0.94%	3.38%	5.53%	4.29%

Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted) .	26,594	30,128	27,387	28,305	34,100

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation: Portfolio securities of VCA-11 are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Accounts’ Committee Members.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Federal Income Taxes: The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States Financial Institutions, it is the Account’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Account may be delayed or limited.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

Prudential, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the years ended December 31, 2003 and December 31, 2002, Prudential has advised the Account that it received deferred sales charges of $2,251 and $4,073, respectively, imposed upon certain withdrawals from the Account, respectively.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2003 and December 31, 2002, respectively are as follows:

	Year Ended December 31,
	2003	2002

Units issued	7,736,532	14,870,240

Units redeemed	(11,270,057)	(12,129,495)

Net increase (decrease)	(3,533,525)	2,740,745

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2003, $410,253 in participant loans were withdrawn from VCA-11 and $451,029 of principal and interest was repaid to VCA-11. For the year ended December 31, 2002, $558,155 in participant loans were withdrawn from VCA-11 and $261,171 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2003, Prudential has advised the Account that it received $10,497 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT AUDITORS

TO THE COMMITTEE AND PARTICIPANTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account-11 of The Prudential Insurance Company of America (the “Account”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2004

Supplemental Proxy Information (Unaudited)

A special meeting of the Account's shareholders was held on September 30, 2003. At such meeting the shareholders approved the following proposals:

1.*  To approve the election of ten (10) Committee Members, as follows:

David E.A. Carson

Robert E. La Blanc

Robert F. Gunia

Douglas H. McCorkindale

Stephen P. Munn**

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen Stoneburn

Clay T. Whitehead

The results of the proxy solicitation on the preceding matter were:

Matter	Votes For	Votes Against	Votes Withheld
				Abstentions
David E.A. Carson	12,011,514	—	482,096	—
Robert E. La Blanc	12,016,383	—	477,227	—
Robert F. Gunia	12,026,493	—	467,117	—
Stephen P. Munn**	12,020,605	—	473,005
Douglas H. McCorkindale	12,019,336	—	474,274	—
Richard A. Redeker	12,026,493	—	467,117	—
Judy A. Rice	12,027,050	—	466,560	—
Robin B. Smith	12,027,158	—	466,452	—
Stephen Stoneburn	12,026,493	—	467,117	—
Clay T. Whitehead	12,025,744	—	467,866	—

2A	To approve changes to fundamental investment restrictions or policies, relating to: diversification.

Votes For	Votes Against	Abstentions
11,804,983	445,053	243,574

2B To approve changes to fundamental investment restrictions or policies, relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions

11,597,986	554,182	341,442

2C To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate

Votes For	Votes Against	Abstentions
11,724,492	523,253	245,865

2D	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions
11,694,479	525,201	273,930

2E	To approve changes to fundamental investment restrictions or policies, relating to: industry concentration.

Votes For	Votes Against	Abstentions
11,653,809	567,037	272,764

2F	To approve changes to fundamental investment restrictions or policies, relating to: acting as underwriter.

Votes For	Votes Against	Abstentions
11,640,472	502,687	350,451

2G	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

Votes For	Votes Against	Abstentions
11,571,878	573,281	348,450

2H	To approve changes to fundamental investment restrictions or policies, relating to: investing to excise control.

Votes For	Votes Against	Abstentions
11,749,144	485,242	259,225

* Approved.

** Mr. Munn ceased being a Member effective November 30, 2003.

Management of VCA–10 and VCA–11

(Unaudited)

Information pertaining to the Committee Members of VCA –10 and VCA–11 is set forth below. Committee members who are not deemed to be “interested persons” of VCA–10 and VCA–11, as defined in the 1940 Act are referred to as “Independent Committee members.” Committee members who are deemed to be “interested persons” of the Fund are referred to as “Interested Committee members.” “Fund Complex”† consists of VCA–10 and VCA–11 and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Committee Members2

David E.A. Carson (69), Committee Member since 20033

Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Committee Member since 20033

Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc.

(telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Committee Member since 20033

Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Committee Member since 20033

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Robin B. Smith (64), Committee Member since 20033

Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held: 4 Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (60), Committee Member since 20033

Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (64), Committee Member since 20033

Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Committee Members1

Judy A. Rice†† (56), Chairman and Committee Member since 20033

Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Committee Member since 20033

Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of VCA –10 and VCA – 11 is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Jonathan D. Shain (45), Secretary since 2001

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19963

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jeffrey M. Scarbel (40) Assistant Treasurer Since 2000

Principal occupations (last 5 years): Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

1 “Interested” Committee Members, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser Prudential Investment Management Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

2 Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

3 There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

The table shows the individuals length of service as Committee Member and/or Officer.

4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

(800) 458-6333

8 a.m. – 8 p.m. Eastern time

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

Printed in U.S.A.

on recycled paper.

IFS-A077689 MD.RS.011 Ed. 01/31/2004

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

Form N-CSR, Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $25,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee – Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Variable Contract Account – 10

By (Signature and Title)*	/s/ Jonathan D. Shain

Jonathan D. Shain
Secretary

Date	February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice
President and Principal Executive Officer

Date	February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 23, 2004

*	Print the name and title of each signing officer under his or her signature.